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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 25, 1999


                              BROADCOM CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         CALIFORNIA                     000-23993                 33-0480482
(STATE OR OTHER JURISDICTION           (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)


16215 ALTON PARKWAY, IRVINE, CALIFORNIA                               92618
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)


       Registrant's telephone number, including area code: (949) 450-8700


               16251 Laguna Canyon Road, Irvine, California 92618
                 (FORMER ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


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ITEM 5.   OTHER EVENTS.

         On January 25, 1999, Broadcom Corporation ("Broadcom") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         On January 26, 1999, Broadcom issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

         On January 26, 1999, Broadcom announced that its Board of Directors approved a two-for-one stock split of its Class A Common Stock and its Class B Common Stock, to be effected in the form of a 100 percent stock dividend. Shareholders of record on February 5, 1999 will be issued a certificate representing one additional share of Class A Common Stock for each share of Class A Common Stock held on February 5, 1999, and one additional share of Class B Common Stock for each share of Class B Common Stock held on February 5, 1999. The distribution date for this stock dividend will be on or about February 17, 1999. A copy of Broadcom's press release announcing the stock dividend is attached hereto as Exhibit 99.3 and incorporated herein by reference.

ITEM 7.    EXHIBITS.

         99.1     Press Release dated January 25, 1999

         99.2     Press Release dated January 26, 1999

         99.3     Press Release dated January 26, 1999


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BROADCOM CORPORATION



Date:  January 27, 1999                   By: /s/ WILLIAM J. RUEHLE
                                              ----------------------------
                                                  William J. Ruehle
                                                  Vice President and
                                                  Chief Financial Officer


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                                  Exhibit Index
                                  -------------




Exhibit           Description
-------           -----------

 99.1             Press Release dated January 25, 1999

 99.2             Press Release dated January 26, 1999

 99.3             Press Release dated January 26, 1999


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